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                                  EXHIBIT 10.3

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                   FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
                     OF ALPENA AND ALPENA BANCSHARES, M.H.C.

                             1996 STOCK OPTION PLAN


1.      PURPOSE

        The purpose of the First Federal Savings and Loan Association of Alpena and Alpena Bancshares, M.H.C. 1996 Stock Option Plan (the "Plan") is to advance the interests of First Federal Savings and Loan Association of Alpena (the "Bank") and its shareholders by providing Employees and Outside Directors of the Bank and its affiliates, including Alpena Bancshares, M.H.C., the mutual holding company of the Bank (the "Company"), upon whose judgment, initiative and efforts the successful conduct of the business of the Bank and its affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability to such positions with the Bank and the Company.

2.      DEFINITIONS

        "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code.

        "AWARD" means an Award of Nonstatutory Stock Options, Incentive Stock Options, and/or Limited Rights granted under the provisions of the Plan.

        "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Bank and the Company, as applicable.

        "CHANGE IN CONTROL" means:

        (1)(i) A reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction in which the Bank or Company is not the resulting entity or the Stock Holding Company is not the resulting entity; (ii) individuals who constitute the Board of Directors of the Bank or the Board of Directors of the Company as of the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, PROVIDED THAT any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Company's stockholders or members, respectively, was approved by the Nominating Committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (iii) an acquisition of "control" of the Bank or the Company as defined by the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "HOLA"), or (iv) an acquisition of the Bank's stock requiring submission of notice under the Change in Bank Control Act;

        (2) In the event the Company converts from the mutual form of organization to the stock form of organization in a Conversion Transaction at any time subsequent to the effective date of this Plan, a "Change in Control" shall mean a change in control of the Bank or the Stock Holding Company of a nature that: (i) would be required to be reported in response to Item 1a of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a change in control of the Bank or the Stock Holding Company within the meaning of the Bank Holding Company Act ("BHCA"); or (iii) without limitation, results in (a) any "person" (as such term is used in Section 13(d) and


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14(d) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule
13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Holding Company representing 25% or more of the Bank's or Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors, except for any securities purchased by the Bank's or the Stock Holding Company's employee stock benefit plans; or (b) the Incumbent Board ceasing for any reason to constitute at least a majority of the Board of Directors of the Bank or Stock Holding Company; or (c) results in a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or the Stock Holding Company or similar transaction.

        Notwithstanding anything to the contrary herein, the conversion of the Company to stock form, on a stand-alone basis, shall not be a Change in Control.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" means the Stock Benefits Committee (or the equivalent) of the Board of Directors consisting of at least three Outside Directors of the Bank or the Company, and all of whom are and must be "disinterested directors" as that term is defined under Rule 16b-3 under the Exchange Act.

        "COMMON STOCK" means the common stock of the Bank, par value $1.00 per share.

        "COMPANY" means Alpena Bancshares, M.H.C.

        "CONTINUOUS SERVICE" means employment as an Employee or service as an Outside Director without any interruption or termination of such employment or service. In the case of an Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor. For purposes of determining Continuous Service, an Outside Director who terminates service on the Board but who continues to serve the Bank or Company as a Director Emeritus will not be deemed to have an interruption or termination of service under the Plan.

        "CONVERSION TRANSACTION" means the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion with an unrelated entity, as contemplated by regulations of the Office of Thrift Supervision ("OTS") or any successor thereof.

        "DATE OF GRANT" means the actual date on which an Award is granted by the Committee.

        "DIRECTOR" means a member of the Board of Directors.

        "DIRECTOR EMERITUS" means a former Director who, in recognition of his or her past contributions, has been titled as a director emeritus.

        "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such Employee's lifetime.

        "EFFECTIVE DATE" means the date the Plan is ratified by the Board, following the approval of stockholders.

        "EMPLOYEE" means any person who is currently employed by the Bank or the Company or an Affiliate, including officers.

        "FAIR MARKET VALUE" means, with respect to the Common Stock, the mean between the bid and asked price for such Common Stock on the date the Option is granted or, if there be no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no bid and asked price is available,


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then the price per share shall be determined by the Committee, using a reasonable valuation method consistent with the Code and Treasury Regulations.

        "INCENTIVE STOCK OPTION" means an Option granted by the Committee to an Employee Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

        "LIMITED RIGHT" means the right to receive an amount of cash based upon the terms set forth in Section 9.

        "NONSTATUTORY STOCK OPTION" means an Option granted by the Committee to
(i) an Outside Director or (ii) to any other Participant and such option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

        "NORMAL RETIREMENT" means, for an Employee, retirement at the normal or early retirement date as set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. For an Outside Director, Normal Retirement means retirement from service on the Board.

        "OFFERING" means the initial public offering of the Common Stock of the Bank.

        "OPTION" means an Award granted under Section 7 or Section 8.

        "OUTSIDE DIRECTOR" means a Director who is not also an Employee.

        "PARTICIPANT" means an Outside Director or an Employee chosen by the Committee to participate in the Plan.

        "REORGANIZATION" means the reorganization of First Federal Savings and Loan Association of Alpena as a mutual holding company and the establishment of the Bank as its majority-owned subsidiary.

        "STOCK HOLDING COMPANY" means the holding company resulting from a stock conversion of the Company in a Conversion Transaction.

        "TERMINATION FOR CAUSE" means the termination of employment or service caused by the individual's personal dishonesty, incompetence, willful misconduct, any breach of a fiduciary duty involving personal profit or intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or a material breach of a material provision hereof. In the case of an Outside Director, Termination for Cause means a removal for cause pursuant to the Bank's Bylaws.

3.      ADMINISTRATION

        The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

        The Awards of Nonstatutory Options to Outside Directors under Section 7 are intended to comply with Rule 16b-3 under the Exchange Act. Notwithstanding any term to the contrary appearing herein, unless permitted by Rule 16b-3(c)(2)(ii), neither the Committee nor the Board of Directors shall have the authority to determine the amount and price of securities to be awarded and/or timing of awards under Section 7 to designated directors or categories of directors, which terms shall be set forth herein. To the extent any provision of the Plan or action by Plan administrators fails to comply with this Section 3, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.


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4.      TYPES OF AWARDS

        Awards under the Plan may be granted in any one or a combination of (a) Incentive Stock Options; (b) Non-Statutory Stock Options; and (c) Limited Rights.

5.      STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 14, the maximum number of shares reserved for issuance under the Plan is ten percent (10%) of the shares of Common Stock of the Bank sold in connection with the Offering (or 69,000 shares). The maximum number of shares reserved for issuance to Employees is 44,852 shares or 2.79% of the shares of Common Stock issued in connection with the Offering. The maximum number of shares reserved for issuance to Outside Directors is 24,148 shares or 1.50% of the shares of Common Stock issued in connection with the Offering.

        The shares of Common Stock represented by such options may be either authorized-but-unissued shares or shares previously issued and reacquired by the Bank or the Company. The Company may use dividends received from the Bank to fund the purchase of shares necessary to satisfy the exercise of stock options. To the extent that options together with any related rights and Limited Rights granted under the Plan terminate, expire or are cancelled without having been exercised or, in the case of Limited Rights, without having been exercised for cash, new Awards may be made with respect to shares underlying such options.

6.      ELIGIBILITY

        Employees shall be eligible to receive Incentive Stock Options, Nonstatutory Stock Options and/or Limited Rights under the Plan. Outside Directors shall not be eligible to receive Incentive Stock Options under the Plan. Outside Directors shall be eligible to receive only Nonstatutory Stock Options and Limited Rights.

7.      NONSTATUTORY STOCK OPTIONS

        7.1     GRANT OF NONSTATUTORY STOCK OPTIONS

        (a) GRANTS TO OUTSIDE DIRECTORS. Each Outside Director who is serving in such capacity on the effective date of the Plan (the "Effective Date"), shall be granted Options to purchase 6,037 shares of Common Stock of the Bank, subject to adjustment pursuant to Section 14. Each person who becomes an Outside Director subsequent to the Effective Date, shall be granted Nonstatutory Stock Options to purchase 6,037 shares of the Common Stock, subject to adjustment pursuant to Section 14, to the extent shares remain available under the Plan. Nonstatutory Stock Options granted under the Plan are subject to the terms and conditions set forth in this Section 7.

        (b) GRANTS TO EMPLOYEES. The Committee may, from time to time, grant Nonstatutory Stock Options to Employees and, upon such terms and conditions as the Committee may determine, grant Nonstatutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Nonstatutory Stock Options granted under the Plan are subject to the terms and conditions set forth in this Section 7.

        (c) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Bank and the Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of this grant. The maximum number of shares subject to a Nonstatutory Option that may be awarded under the Plan to any Employee shall be 17,250.

        (d) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined by the Committee on the date the Option is granted. Except as provided below, such purchase price shall not be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price per share of Common Stock deliverable upon the exercise of each Nonstatutory Stock Option granted in exchange for and upon surrender of previously granted Awards shall be not less than 85% of the Fair Market Value of the Common Stock on the date the Option is granted, but in no event may


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the purchase price of any Nonstatutory Stock Option be less than the par value of the Common Stock. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares.

        (e) MANNER OF EXERCISE. Nonstatutory Stock Options awarded to Outside Directors shall vest in a Participant at the rate of twenty percent (20%) per year commencing from the date of grant. The vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Bank. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock of the Bank at the Fair Market Value of such shares determined on the exercise date.

        (f) TERMS OF OPTIONS. The term during which each Nonstatutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Nonstatutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. The Nonstatutory Options awarded to Employees shall be exercisable in installments, as determined by the Committee. The Committee shall determine the date on which each installment shall become exercisable. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee, in its sole discretion, may accelerate the time at which any Nonstatutory Stock Option awarded to Employees may be exercised in whole or in part, provided that the Committee may not accelerate the time at which a Nonstatutory Stock Option may be exercised due to retirement of such Employee. Notwithstanding the above, in the event of a Change in Control, all Nonstatutory Stock Options shall become immediately exercisable.

        (g) TERMINATION OF EMPLOYMENT OR SERVICE. Upon the termination of an Employee's employment or upon termination of an Outside Director's service for any reason other than Normal Retirement, Disability, death, or Termination for Cause, the Employee's or Outside Director's Nonstatutory Stock Options shall be exercisable only as to those shares that were immediately purchasable by the Employee or Outside Directors at the date of termination and only for a period of one year following termination. In the event of Termination for Cause, all rights under the Nonstatutory Stock Options shall expire upon termination. In the event of the Normal Retirement, death or Disability of any Employee or Outside Director, all Nonstatutory Stock Options held by such Employee or Outside Director, whether or not exercisable at such time, shall be exercisable by such person or his legal representatives or beneficiaries for one year following the date of his death or cessation of employment or service, as applicable, due to Disability or Normal Retirement, PROVIDED that in no event shall the period extend beyond the expiration of the Nonstatutory Stock Option term. Notwithstanding the above, all Nonstatutory Stock Options held by a Participant whose employment as an Employee or service as an Outside Director terminates following a Change in Control shall be deemed earned as of the last day of employment or service with the Bank or an Affiliate and shall be exercisable for one year following such termination of employment or service.

8.      INCENTIVE STOCK OPTIONS

        8.1     GRANT OF INCENTIVE STOCK OPTIONS

        The Committee, from time to time, may grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

        (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Bank and the Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of this grant.

        (b) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if an Employee owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock (or under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Bank or its Affiliates by reason of the ownership of such classes of common stock directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Employee or by or for any corporation, partnership, estate or


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trust of which such Employee is a shareholder, partner or beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of exercise of the Incentive Stock Option.

        (c) MANNER OF EXERCISE. Incentive Stock Options granted under the Stock Option Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Bank, PROVIDED, HOWEVER, that no Options shall be exercisable prior to approval of the Plan by stockholders. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the Fair Market Value of such shares shall be determined as of the date of such exercise of the Incentive Stock Option.

        (d) AMOUNT OF OPTIONS. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; PROVIDED that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Employee shall be 17,250. In granting Incentive Stock Options, the Committee shall consider the position and responsibilities of the Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, to the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

        (e) TERM OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Employee, at the time an Incentive Stock Option is granted to him, owns Common Stock representing more than 10% of the total combined voting power of the Bank or its Affiliates (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee, or by or for any corporation, partnership, estate or trust of which such Employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to him or her shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Employee to which it is granted.

        The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee, in its sole discretion, may accelerate the time at which any Incentive Stock Option may be exercised in whole or in part; PROVIDED that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options shall become immediately exercisable unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the date of grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the date of grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Nonstatutory Stock Options.


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        (f)     TERMINATION OF EMPLOYMENT. Upon the termination of an Employee's employment for any reason other than Normal Retirement, Disability, Change in Control, death, or Termination for Cause, his or her Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by him at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under his or her Incentive Stock Options shall expire upon termination.

        In the event of termination of an Employee's employment due to a Change in Control, Normal Retirement, death or Disability, all Incentive Stock Options held by such Employee, whether or not exercisable at such time, shall be exercisable by such Employee (or in the event of his death, his legal representative or beneficiary) for one year following the date of his cessation of employment; PROVIDED, HOWEVER, that, to the extent prohibited by law, such Options shall not be eligible for treatment as Incentive Stock Options in the event such Options are exercised more than three months following the Employee's cessation of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

        (g) COMPLIANCE WITH CODE. The Options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Bank makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code and such failure is not or cannot be cured, such Option shall be a Nonstatutory Stock Option.

9.      LIMITED RIGHTS

        9.1     GRANT OF LIMITED RIGHTS

        The Committee may grant a Limited Right simultaneously with the grant of any Option to any Employee or Outside Director with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

        (a) TERMS OF RIGHTS. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

        The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

        Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

        (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Bank an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change of Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Bank, or in the event of a merger transaction, for shares of the acquiring corporation, or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.     SURRENDER OF OPTION


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        In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Bank of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or service and the exercise price per share of the Option on the Date of Grant. Whether the Bank accepts such application or determines to make payment, in whole or part, is within its sole discretion, it being expressly understood that the Bank is under no obligation to any Participant to make such payments. In the event that the Bank accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

11.     RIGHTS OF A SHAREHOLDER; NON-TRANSFERABILITY

        A Participant shall have no rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Bank or its Affiliates or to continue to perform services for the Bank or its Affiliates or interferes in any way with the right of the Bank or its Affiliates to terminate his or her services as an Employee or Director at any time.

        No Award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his or her lifetime by the Participant, or by a guardian or legal representative of the Participant.

12.     AGREEMENT WITH PARTICIPANTS

        Each Award of Options, and/or Limited Rights shall be evidenced by a written agreement, executed by the Participant and the Bank or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

13.     DESIGNATION OF BENEFICIARY

        A Participant, with the consent of the Committee, may designate a person or persons to receive, in the event of death, any Option or Limited Rights Award to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Bank and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

14.     DILUTION AND OTHER ADJUSTMENTS

        In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, pro-rata return of capital to all shareholders, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

        (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

        (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

        (c) subject to Section 8.1(b), adjustments in the purchase price of outstanding Incentive and/or Nonstatutory Stock Options, or any Limited Rights attached to such options.

        No such adjustments, however, may change materially the value of benefits available to a Participant under a previously granted Award.

15.     LIMITATIONS UPON EXERCISE OF OPTIONS

        Notwithstanding any other provision of the Plan, so long as the Company remains in the mutual form of organization and so long as any applicable statute or regulation requires the Company to own at least a majority of the outstanding shares of Common Stock, an Option granted under the Plan may not be exercised if the exercise of such an Option would result in the Company owning less than a majority of the Common Stock. Nothing herein shall preclude the Bank from issuing additional authorized but unissued shares of Common Stock to the Company to allow for the exercise of options that would otherwise have resulted in the Company owning less than a majority of the Common Stock.

16.     TREATMENT OF OPTIONS IN THE EVENT OF A CONVERSION TRANSACTION

        In the event that the Company converts to stock form in a Conversion Transaction, any Options outstanding shall, at the option of the holder, (i) be convertible into Options for common stock of the Stock Holding Company, or (ii) if vested, be exercised by the holder prior to the effective date of the Conversion Transaction and the holder shall be entitled to exchange, in the same manner as other minority stockholders of the Bank, the shares of Common Stock received upon such exercise for shares of common stock of the Stock Holding Company. If for any reason such options are not to be converted or such shares are not exchanged, the holders of Options under the Plan shall receive cash payment for the shares of Common Stock represented by the Options in an amount equal to the Fair Market Value of the underlying Options or the initial offering price of the common stock of the Stock Holding Company for which the Common Stock underlying the Option would otherwise be exchanged, less the original exercise price of such Options and, with respect to Options that have been exercised, the Stock Holding Company shall redeem such shares for cash in the same manner as such redemption would occur for other minority stockholders of the Bank. Any exchange, conversion of Options, or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate regulatory authorities.

17.     WITHHOLDING

        There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

18.     AMENDMENT OF THE PLAN

        The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; PROVIDED, HOWEVER, that if necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3, the approval by a majority of the shares of Common Stock represented in person or by proxy at an annual or special meeting of the Bank shall be required for any such modification or amendment that:

        (a) increases the maximum number of shares for which Options may be granted under the Plan (SUBJECT, HOWEVER, to the provisions of Section 14);

        (b) reduces the exercise price at which Awards may be granted (SUBJECT, HOWEVER, to the provisions of Sections 7, 8, and 14;

        (c) extends the period during which Options may be granted or exercised beyond the times originally prescribed (subject, however, to the provisions of Sections 7 and 8; or

        (d)     changes the persons eligible to participate in the Plan.

        Failure to ratify or approve amendments or modifications to subsections
(a) through (d) of this Section 18 by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of the Plan will remain in full force and effect.

        No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

19.     APPROVAL BY STOCKHOLDERS

        The Plan shall be approved by stockholders of the Bank. No Options shall be granted pursuant to the Plan prior to such stockholder approval.

20.     EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon the date adopted by the Board of Directors, following the approval of stockholders.

21.     TERMINATION OF THE PLAN

        The right to grant Awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date or the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time; PROVIDED that no such action will, without the consent of a Participant, affect adversely his rights under a previously granted Award.

22.     APPLICABLE LAW

        The Plan will be administered in accordance with federal law and the laws of the State of Michigan.


Adopted February 27, 1996

ATTEST:                                   FIRST FEDERAL SAVINGS AND LOAN
                                          ASSOCIATION OF ALPENA



   /s/ Robert H. Nowicki              By:   /s/ Duane I. Dickey
----------------------------------        --------------------------------------
Robert H. Nowicki                         Duane I. Dickey
Corporate Secretary                       President and Chief Executive Officer




                                          ALPENA BANCSHARES, M.H.C.



   /s/ Robert H. Nowicki              By:   /s/ Duane I. Dickey
----------------------------------        --------------------------------------
Robert H. Nowicki                         Duane I. Dickey
Corporate Secretary                       President and Chief Executive Officer



----------------------------------
Date Approved by Stockholders




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